Janus Aspen Series

Supplement dated January 28, 2014
to Currently Effective Statements of Additional Information

The following replaces in its entirety the last paragraph found under “Investment Policies and Restrictions Applicable to All Portfolios” (or “Investment Policies and Restrictions” as applicable) in the “Classification, Investment Policies and Restrictions, and Investment Strategies and Risks” section of the Statement of Additional Information:

For purposes of each Portfolio’s policies on investing in particular industries, effective December 2013, each Portfolio will rely primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley Capital International with respect to equity investments and classifications published by Barclays for fixed-income investments. Portfolios with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Portfolio may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Portfolios may change any source used for determining industry classifications without prior shareholder notice or approval.

Please retain this Supplement with your records.